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                                                                    EXHIBIT 10.Y


                             STOCK PLEDGE AGREEMENT


         STOCK PLEDGE AGREEMENT dated as of February 1, 2001 is made and entered into by and between El Paso Energy Corporation, a Delaware corporation (the "Parent"), and the undersigned (the "Pledgor").


                                    RECITALS


         A. Simultaneously herewith the Pledgor is purchasing shares of Common Stock, par value $.01 per share, of El Paso Global Networks Company (the "Shares"). The proceeds received by the Pledgor from the Parent pursuant to a Recourse Secured Promissory Note (the "Recourse Note") shall be used as partial consideration for the purchase of the Shares.

         B. As a condition to the purchase of the Shares, the Pledgor and the Company have entered into a Subscription Agreement, dated as of the date hereof (the "Subscription Agreement"), which sets forth certain rights and restrictions pursuant to which the Pledgor holds the Shares.

         C. The Pledgor wishes to grant further security and assurance to the Parent in order to secure all of the Pledgor's obligations under the Recourse Note, including, without limitation, the prompt payment when due of the principal of and interest on the Recourse Note (collectively, the "Obligations"), by pledging to the Parent, simultaneously with the Pledgor's delivery of the Recourse Note, the Shares.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Pledge. The Pledgor hereby delivers to the Parent the Shares and the certificate evidencing the same (together with any securities to be delivered to the Pledgor pursuant to Section 2(b) hereof, the "Pledged Securities"), and hereby grants to the Parent a first priority security interest in the Pledged Securities, and in any other property to be delivered to the Pledgor pursuant to
Section 2(b) hereof (collectively, the "Pledged Collateral") as collateral security for the prompt and complete payment when due (whether at the stated maturity, acceleration or otherwise) of the Obligations.

         The Pledgor hereby delivers to the Parent appropriate undated security transfer powers duly executed in blank for the Shares and will deliver appropriate undated security transfer powers duly executed in blank for any additional Pledged Securities to be pledged hereunder from time to time hereafter.

         The Pledgor shall immediately upon request by the Parent and in confirmation of the security interests hereby created, execute and deliver to the Parent such further instruments,

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in form and substance as the Parent shall request, required under Texas law or any other applicable law, to protect the security interests created hereunder.

         2. Administration of Security. The following provisions shall govern the administration of the Pledged Collateral:

            (a) So long as no Event of Default has occurred and is continuing (as used herein, "Event of Default" shall mean the occurrence of any Event of Default under the Recourse Note), the Pledgor shall be entitled to act with respect to the Pledged Collateral in any manner not inconsistent with this Stock Pledge Agreement, the Subscription Agreement or the Recourse Note.

            (b) If while this Stock Pledge Agreement is in effect, the Pledgor shall become entitled to receive or shall receive any debt or equity security certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or right, or any other property, whether as a dividend or distribution or other issuance in respect of, in substitution of, or in exchange for any Pledged Securities, or any non-cash proceeds from any sale, transfer or other disposition (collectively, a "Sale") of any Pledged Securities, the Pledgor agrees to accept the same as the Parent's agent and to hold the same in trust on behalf of and for the benefit of the Parent and to deliver the same forthwith to the Parent in the exact form received, with the endorsement of the Pledgor when necessary and/or appropriate undated security transfer powers duly executed in blank, to be held by the Parent, subject to the terms of this Stock Pledge Agreement, as additional collateral security for the Obligations. Notwithstanding the foregoing, it is agreed that the Pledgor may exercise any option or right received as contemplated in the preceding sentence, and the Parent will exercise any such option or right upon receipt of written instructions to that effect and any required payments or documents from the Pledgor, and the securities received upon such exercise of any such option or right shall thereafter be held by the Parent as contemplated by the preceding sentence.

            (c) Subject to any Sale by the Parent of the Pledged Collateral pursuant to this Stock Pledge Agreement and subject to the terms of the Subscription Agreement, the Pledged Collateral shall be returned to the Pledgor upon payment in full of all Obligations.

            (d) The Parent's sole duty with respect to the custody, safekeeping and physical preservation of any of the Pledged Collateral in its possession shall be to deal with them in the same manner as the Parent deals with similar securities and property for its own account. Neither the Parent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Pledged Collateral or for any delay in doing so nor shall they be under any obligation to sell or otherwise dispose of any of the Pledged Collateral upon the request of the Pledgor or otherwise.

         3. Remedies in Case of an Event of Default.

            (a) In case an Event of Default shall have occurred and be continuing, the Parent shall have the right, in its sole discretion, to sell, resell, assign and deliver, all or, from

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time to time, any part of the Pledged Collateral or any interest in or option or right to purchase any part thereof, on any securities exchange on which the Pledged Securities may be listed, at any private sale or at public auction, with or without demand of performance or other demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (except that the Parent shall give ten days' notice to the Pledgor of the time and place of any sale pursuant to this Section 3), for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Parent shall, in its sole discretion, determine, the Pledgor hereby waiving and releasing any and all right or equity of redemption whether before or after sale hereunder. At any such sale, the Parent may bid for and purchase the whole or any part of the Pledged Collateral so sold free from any such right or equity of redemption. The Parent shall apply the proceeds of any sale first to the payment of all costs and expenses, including reasonable attorneys' fees, incurred by the Parent in enforcing its rights under this Stock Pledge
Agreement, and second to the payment of accrued and unpaid interest on and then of unpaid principal of the Recourse Note. Notwithstanding the foregoing, (i) Pledgor shall be personally liable for 25% of the entire unpaid principal amount plus 100% of any accrued but unpaid interest owing as of the occurrence of such Event of Default (the "Specified Amount"), (ii) Parent shall have all the remedies of a secured party under the Texas Uniform Commercial Code to satisfy the Specified Amount and (iii) nothing shall require Parent to exercise its rights with respect to the Pledged Collateral prior to or simultaneously with any exercise of its rights against Pledgor.

            (b) The Pledgor recognizes that the Parent may be unable to effect a public sale of all or a part of any Pledged Securities constituting part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933 or in the rules and regulations promulgated thereunder or in applicable state securities or "blue sky" laws, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that private sales so made may be at prices and on other terms less favorable to the seller than if the Pledged Securities were sold at public sale, and that the Parent has no obligation to delay the sale of the Pledged Securities for the period of time necessary to permit the registration of the Pledged Securities for public sale under the Securities Act of 1933 and under applicable state securities or "blue sky" laws. The Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

            (c) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or disposition by the Parent pursuant to this
Section 3 of the Pledged Collateral, the Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization and will otherwise use the Pledgor's best efforts to secure the same.

         4. Pledgor's Obligations Not Affected. The obligations of the Pledgor under this Stock Pledge Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by: (a) any subordination, amendment or modification of or addition or supplement to the Subscription Agreement, the Recourse Note, or any assignment or transfer of any thereof; (b) any exercise or non-exercise by the Parent or any affiliate of the Parent of any

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right, remedy, power or privilege under or in respect of this Stock Pledge
Agreement, the Subscription Agreement, the Recourse Note, or any waiver of any such right, remedy, power or privilege; (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Stock Pledge Agreement, the Subscription Agreement, the Recourse Note, or any assignment or transfer of any thereof; or (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like, of the Parent, whether or not the Pledgor shall have notice of any of the foregoing.

         5. Transfers by Pledgor. The Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Pledged Collateral or any interest therein, except to the extent allowed or required by the Subscription Agreement.

         6. Attorney-in-Fact. The Parent is hereby appointed the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Stock Pledge Agreement and taking any action and executing any instrument which the Parent reasonably may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable as one coupled with an interest.

         7. Termination. Upon payment in full of all Obligations and upon the due performance of and compliance with and subject to all the provisions of the Subscription Agreement and the Recourse Note, this Stock Pledge Agreement shall terminate and the Pledgor shall be entitled to the return of such of the Pledged Collateral as has not theretofore been sold, released or otherwise applied pursuant to the provisions of this Stock Pledge Agreement.

         8. Notices. All notices or other communications required or permitted to be given hereunder shall be delivered as provided in the Subscription Agreement.

         9. Binding Effect, Successors and Assigns. This Stock Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         10. Miscellaneous. The Parent and its assigns shall have no obligation in respect of the Pledged Collateral under this Stock Pledge Agreement, except to hold and dispose of the same in accordance with the terms of this Stock Pledge Agreement. Neither this Stock Pledge Agreement nor any provision hereof may be amended, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, modification, waiver, discharge or termination is sought. The captions in this Stock Pledge Agreement are for convenience of reference only and shall not define or limit the provisions hereof. This Stock Pledge Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas, without regard to the conflicts of law rules thereof. The provisions of Section 14(l) of the Subscription Agreement are incorporated by reference herein.

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         IN WITNESS WHEREOF, the parties hereto have caused this Stock Pledge
Agreement to be executed and delivered on the date first above written.

                           EL PASO ENERGY CORPORATION


                           By:
                              --------------------------
                              Name:
                              Title:


                           PLEDGOR:

                           -----------------------------
                           Name:


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

                        RECOURSE SECURED PROMISSORY NOTE
                                ("RECOURSE NOTE")


$________                                                      February 1, 2001


         FOR VALUE RECEIVED, the undersigned (the "Stockholder") hereby promises to pay to the order of El Paso Energy Corporation, a Delaware corporation (the "Parent"), or to any assignee of this Recourse Note at the time of payment, on the Maturity Date (as hereinafter defined), the principal sum of [____________________ _____________________] ($________) in lawful money of the
United States of America, and to pay simple interest at a rate of 5.07% per annum (the "Interest Rate") (computed on the basis of a 365 or 366 day year, as the case may be) on the unpaid principal amount hereof from and after the date of this Recourse Note until the entire principal amount hereof has been paid in full. Accrued but unpaid interest shall be paid on December 31 of each year and upon payment (including prepayment) of the principal amount hereof.

         This Recourse Note has been entered into to obtain a portion of the funds necessary to finance the purchase by the Stockholder of shares of Common Stock, par value $.01 per share (the "Common Stock"), of El Paso Global Networks Company ("EPGN"). In connection with the Stockholder's purchase of shares of Common Stock, EPGN and the Stockholder entered into a Subscription Agreement, dated as of the date hereof, which sets forth certain rights and restrictions pursuant to which the Stockholder holds such shares (the "Subscription Agreement"). Payment of the principal of and interest on this Recourse Note is secured pursuant to the terms of a Stock Pledge Agreement, dated as of the date hereof, between the Stockholder and the Parent (the "Pledge Agreement"), reference to which is made for a description of the collateral provided thereby and the rights of the Parent and any other holder of this Recourse Note in respect of such collateral. Under the terms of Section 3(a) of the Pledge Agreement, the Stockholder is personally liable for 25% of the entire unpaid principal amount plus 100% of any accrued but unpaid interest owing as of the occurrence of an Event of Default.

         The "Maturity Date" shall mean the fifth anniversary of the date hereof. If the date set for payment of principal or interest hereunder is a Saturday, Sunday or legal holiday, then such payment shall be made on the next succeeding business day.

         This Recourse Note is subject to the following further terms and conditions:

         1. Mandatory Prepayment. If there shall be a Liquidation Event (as hereinafter defined), the Stockholder shall prepay the outstanding principal amount of this Recourse Note (together with interest accrued and unpaid thereon), within 5 business days thereafter. "Liquidation Event" shall mean (i) any transaction or series of transactions in which any Person

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


or group, other than an affiliate of Parent, becomes the beneficial owner of 50% or more of the then outstanding capital stock of EPGN, (ii) the sale of all or substantially all of the assets of EPGN, (iii) the liquidation of EPGN, (iv) the combination of EPGN with another entity, as a result of which (A) the stockholders of EPGN hold less than 50% of the total of all voting shares outstanding or (B) the directors of Parent constitute less than a majority of the Board of Directors of the combined entity or (v) the consummation of EPGN's initial registered public offering pursuant to the Securities Act of 1933, as amended.

         2. Payment and Prepayment. All payments and prepayments of principal and interest on this Recourse Note shall be made to the Parent or its order (or to any other holder of this Recourse Note or such holder's order), in lawful money of the United States of America at the principal offices of the Parent (or at such other place as the holder hereof shall notify the Stockholder in writing). The Stockholder may, at the Stockholder's option, prepay this Recourse
Note in whole or in part at any time or from time to time without penalty or premium. Any prepayments of any portion of the principal amount of this Recourse Note shall be accompanied by payment of all interest accrued but unpaid on the principal amount being prepaid.

         3. Events of Default. Upon the occurrence of any of the following events ("Events of Default"):

                  (a) Failure to pay any principal of this Recourse Note when due; or

                  (b) Failure to pay any interest under this Recourse Note when due which shall remain unremedied for ten days following the date when such interest was due hereunder; or

                  (c) Failure to comply with any of the terms of the Subscription Agreement; or

                  (d) An involuntary case or other proceeding shall be commenced against the Stockholder seeking liquidation, reorganization or other relief with respect to it or its debts under any applicable Federal, State or non-United States bankruptcy, insolvency, reorganization or similar law now or hereafter in effect or seeking the appointment of a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed, or an order or decree approving or ordering any of the foregoing shall be entered and continued unstayed and in effect, in any such event, for a period of 60 days; or

                  (e) The commencement by the Stockholder of a voluntary case or proceeding under any applicable Federal, State or non-United States bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Stockholder in an involuntary case or

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

         proceeding under any applicable Federal, State or non-United States bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal, State or non-United States law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Stockholder or any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of inability to pay its debts generally as they become due, or the taking of corporate action by the Stockholder in furtherance of any such action, then, and in any such event, the holder of this Recourse Note may declare, by notice of default given to the Stockholder, the entire principal amount of this Recourse Note to be forthwith due and payable, whereupon the entire principal amount of this Recourse Note outstanding and any accrued and unpaid interest hereunder shall become due and payable without presentment, demand, protest, notice of dishonor and all other demands and notices of any kind, all of which are hereby expressly waived. Upon the occurrence of an Event of Default, the accrued and unpaid interest hereunder shall thereafter bear the same rate of interest as on the principal hereunder, but in no event shall such interest be charged which would violate any applicable usury law. If an Event of Default shall occur hereunder, the Stockholder shall pay costs of collection, including reasonable attorneys' fees, incurred by the holder in the enforcement hereof.

         No delay or failure by the holder of this Recourse Note in the exercise of any right or remedy shall constitute a waiver thereof, and no single or partial exercise by the holder hereof of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy.

         4.       Miscellaneous.

                  (a) The provisions of this Recourse Note shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the conflicts of law rules thereof. The provisions of
         Section 14(l) of the Subscription Agreement are incorporated by reference herein.

                  (b) All notices and other communications hereunder shall be in writing and will be deemed to have been duly given if delivered or mailed in accordance with the Subscription Agreement.

                  (c) All of Parent's rights and obligations under this Recourse Note may be assigned by Parent at any time to an affiliate of Parent. Stockholder may not assign any of its rights or obligations under this Recourse Note.

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


                  (d) The headings contained in this Recourse Note are for reference purposes only and shall not affect in any way the meaning or interpretation of the provisions hereof.

         IN WITNESS WHEREOF, this Recourse Note has been duly executed and delivered by the Stockholder on the date first above written.


                                                -------------------------------
                                    Stockholder:



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
                    LISTING OF SELECT EXECUTIVE PARTICIPANTS


PARTICIPANT            NUMBER OF SHARES      LOAN AMOUNT
-----------------      ----------------      -----------
Austin, H. Brent            200,000          $  400,000
Eads, Ralph                 600,000          $1,200,000
Somerhalder, John           400,000          $  800,000
Wise, William A           2,000,000          $4,000,000


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